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                                                               EXHIBIT 10-31(h)


                            NONCOMPETITION AGREEMENT


     This Noncompetition Agreement (the "AGREEMENT") is made and entered into as
of this      day of           , 1996, by and among Advanced Radio Technologies
Corporation, a Delaware corporation ("ACQUIROR"), Advanced Radio Telecom Corp., a Delaware corporation ("TELECOM") (Acquiror and Telecom are collectively referred to as the "ART COMPANIES"), CCC Millimeter, L.P., a Delaware limited partnership ("CLP"), Columbia Millimeter Communications, L.P., a Delaware limited partnership ("CMC"), and Columbia Capital Corporation, a Virginia corporation ("COLUMBIA") (CLP, CMC and Columbia are collectively referred to as "CCC").

                                 R E C I T A L S

     This Agreement is entered into in connection with the consummation of the transactions contemplated by the Asset Acquisition Agreement and Plan of Reorganization dated July 3 , 1996 (the "ASSET ACQUISITION AGREEMENT") among the ART Companies, CCC and CommcoCCC, Inc., a Delaware corporation ("COMMCOCCC"), which provides for the acquisition by Acquiror of the CommoCCC Assets (as defined in the Asset Acquisition Agreement) from CommoCCC in exchange for the Tech Securities (as defined in the Asset Acquisition Agreement). In order to induce the ART Companies to enter into the Asset Acquisition Agreement and to consummate the Asset Acquisition, CCC, jointly and severally, has agreed not to compete with the business of the ART Companies as provided in this Agreement. The execution and delivery of this Agreement is a condition to the ART Companies' obligations to consummate the transactions contemplated by the Asset Acquisition Agreement.

     The parties agree as follows:

     1.   DEFINITIONS.

          (a) "AFFILIATE" shall mean any Person who, Directly or Indirectly through one or more intermediaries, controls, is controlled by or is under common control with the referenced party. For purposes of this definition "controls" (including with correlative meanings, the terms "controlled by" and "under common control with" as applied to any Person) means the possession, Directly or Indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or other equity interests or by contract or otherwise.

          (b) "BUSINESS" shall mean (i) the provision of wireless broadband telecommunications services using point-to-point microwave transmissions in the 37.0 to 40.0 gigahertz portion of the radio spectrum ("38 GHz") or (ii) the application, management or acquisition of all or any part of any 38 GHz Authorizations.





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          (c)  "CLOSING DATE" shall mean the date of the closing under the Asset
     Acquisition Agreement.

          (d) "COMPETE" shall mean Directly or Indirectly to engage or assist any Person to engage in the Business.

          (e) "DIRECTLY or INDIRECTLY" shall mean (i) acting as an agent, representative, consultant, manager or independent contractor of any Person engaged in the Business, or (ii) being an owner, partner, limited partner, member, joint venturer, creditor or stockholder of any Person engaged in the Business (except as a stockholder holding less than a five percent (5%) interest in a corporation whose shares are actively traded on a regional or national securities exchange or in the over-the-counter market).

          (f)  "FCC" shall mean the Federal Communications Commission.

          (g) "NONCOMPETE PERIOD" shall mean the period beginning at the Closing Date and ending on the fifth (5th) anniversary of the Closing Date.

          (h) "NPRM" shall mean the notice of proposed rulemaking issued by the FCC and defined in the Asset Acquisition Agreement.

          (i) "PENDING APPLICATIONS" shall mean the applications filed by CCC or CMC with the FCC for the 38 GHz authorizations set forth on EXHIBIT A attached hereto which were placed on public notice by the FCC and which have been held in abeyance pending the outcome of the NPRM.

          (j) "PERSON" shall mean any individual, corporation, partnership, limited liability company, association, trust, or other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

          (k) "TERRITORY" shall mean the United States of America and all of its possessions and territories.

     2. NONCOMPETITION. CCC, jointly and severally, covenants and agrees that, during the Noncompete Period, neither it nor any of its Affiliates will Compete within the Territory with the ART Companies or its Affiliates or any of their permitted assigns or successors.

     3. BUSINESS WITH RESPECT TO THE PENDING APPLICATIONS. Notwithstanding anything contained in this Agreement to the contrary, neither CCC nor any of its Affiliates shall be deemed to Compete with the ART Companies under this Agreement due to (i) the ownership of Pending Applications or authorizations (including construction permits and licenses) granted by the FCC in connection therewith, (ii) the construction of microwave facilities in order to meet construction deadlines set forth in the construction permits granted by the FCC with respect to the Pending



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Applications, (iii) the sale, transfer, assignment or other disposition, by operation of law or otherwise, of the Pending Applications or the authorizations (including construction permits and licenses) granted by the FCC in connection therewith to any other Person, (iv) engaging in the Business utilizing the radio frequencies covered by the Pending Applications and any subsequent grant by the FCC of authorizations or licenses with respect thereto, or (v) the ownership of less than 50% of the voting securities or other equity interests in any Person acquired in exchange for the Pending Applications or the authorizations (including construction permits and licenses) granted by the FCC in connection therewith and any related assets.

     4. EQUITABLE RELIEF. CCC acknowledges that a breach by it or any of its Affiliates of the provisions of this Agreement cannot reasonably or adequately be compensated in damages in an action at law and that a breach of any of the provisions contained in this Agreement may cause the ART Companies irreparable injury and damage. CCC further acknowledges that CCC possesses unique skills, knowledge and ability and that competition in violation of this Agreement or any other breach of the provisions of this Agreement could be extremely detrimental to the ART Companies. By reason thereof, CCC agrees that the ART Companies shall be entitled, in addition to any other remedies it may have under this Agreement or otherwise, to seek preliminary and permanent injunctive and other equitable relief to prevent or curtail any breach of this Agreement, and in such case CCC shall not assert that the ART Companies have an adequate remedy at law; provided, however, that no specification in this Agreement of a specific legal or equitable remedy shall be construed as a waiver or prohibition against the pursuing of other legal or equitable remedies in the event of such a breach. In the event that the ART Companies must enforce any of the rights herein granted to it through an attorney, CCC shall be liable for any and all reasonable attorneys fees, expenses and court costs incurred in connection with the enforcement of the ART Companies' rights hereunder.

     5. SEVERABILITY. In the event that any provision of this Agreement or any word, phrase, clause, sentence or other portion thereof (including, without limitation, the geographical and temporal restrictions contained herein) should be held to be unenforceable or invalid for any reason, such provision or portion thereof shall be modified or deleted in such a manner so as to make this Agreement as modified legal and enforceable to the fullest extent permitted under applicable laws. CCC further acknowledges that the period and geographic area of restriction imposed by Section 2 is fair and reasonable and is reasonably required for the protection of the ART Companies.

     6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective Affiliates, and their respective successors and assigns, and shall survive any merger or consolidation of any of such parties, or any of their Affiliates, with or into any other Person. This Agreement is nonassignable except that the ART Companies' rights, duties and obligations under this Agreement may be assigned to its acquirer in the event the ART Companies is merged, acquired, or sells substantially all of its assets to any other entity.



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     7.   INTEGRATED AGREEMENT AND CONSIDERATION.  This Agreement constitutes the entire Agreement among the parties hereto with regard to the subject matter hereof, and there are no agreements, understandings, restrictions, warranties or representations relating to said subject matter among the parties other than
those set forth herein or herein provided for.   CCC hereby acknowledges that
the Asset Acquisition (as defined in the Asset Acquisition Agreement) is good and valuable consideration received by CCC for the covenants and undertakings as described in this Agreement.

     8. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which need not contain the signatures of more than one party, but such counterparts taken together shall constitute one and the same Agreement.

     9. GOVERNING LAW. The terms of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     10. MODIFICATIONS. This Agreement shall not be amended or modified except by an instrument in writing signed by each party to be bound thereby, and reciting that the parties thereby intend to so amend or modify this Agreement.

     11. WAIVER. Failure of any party to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part thereof or the right of any party thereafter to enforce each and every
provision.   Neither party hereto shall be deemed to have waived any rights or remedies hereunder unless such waiver is by an instrument in writing signed by each party to be bound thereby. No waiver of any breach or noncompliance of this Agreement shall be held to be a waiver of any other or subsequent breach or noncompliance.



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     IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

                         ADVANCED RADIO TECHNOLOGIES CORPORATION

                         By:
                            ---------------------------------------------------
                              Its:
                                  ---------------------------------------------


                         ADVANCED RADIO TELECOM CORP.

                         By:
                            ---------------------------------------------------
                              Its:
                                  ---------------------------------------------


                         CCC MILLIMETER, L.P.

                         By:  Columbia Capital Corporation
                              Its:   General Partner

                              By:
                                 ----------------------------------------------
                                   Its:
                                       ----------------------------------------


                         COLUMBIA MILLIMETER COMMUNICATIONS, L.P.

                         By:  Columbia Capital Corporation
                              Its: General Partner

                              By:
                                 -----------------------------------------------
                                   Its:
                                       -----------------------------------------

                         COLUMBIA CAPITAL CORPORATION


                              By:
                                 -----------------------------------------------
                                   Its:
                                       -----------------------------------------



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